                     7% SENIOR SECURED CONVERTIBLE DEBENTURE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. ___                                                           US $_______

                     Eco Soil Systems, Inc. and Subsidiaries

          7% SENIOR SECURED CONVERTIBLE DEBENTURE DUE JANUARY 24, 2001



         THIS DEBENTURE is issued jointly and severally by Eco Soil Systems, Inc., a corporation organized and existing under the laws of the State of Nebraska (the "Company") and its wholly-owned subsidiaries, Agricultural Supply, Inc., a Delaware corporation, Turf Partners, Inc., a Delaware corporation and the subsidiaries of Agricultural Supply, Agricultural Supply de Mexico, S.A. de C.V. and Sistemas Y Equipos Agricolas, S.A. de C.V., each incorporated in Mexico (all of such subsidiaries collectively being referred to herein as the "Subsidiaries") and is designated as their 7% Senior Secured Convertible Debenture Due January 24, 2001.

         FOR VALUE RECEIVED, the Company promises to pay to _______________, or permitted assigns (the "Holder"), the principal sum of __________________________________________________ (US $__________) Dollars
plus a premium equal to ten percent of the outstanding principal balance on the Maturity Date on January 24, 2001 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time quarterly in arrears at the rate of 7% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. Quarterly interest payments shall be due and payable on March 31, June 30, September 30 and December 31 of each year, commencing with March 31, 2000. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. The interest on this Debenture is payable at the option of the Company, in cash or in registered shares of Common Stock of the Company, $.005 par value per share ("Common Stock") valued at the closing bid price of the Common Stock on the interest payment date, at the address last appearing on the Debenture Register of the

Company as designated in writing by the Holder from time to time. The Company will pay the principal of and any accrued but unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts deducted as required by law.

         This Debenture is subject to the following additional provisions:

                  1. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

                  2. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Convertible Debentures and Warrants Purchase Agreement dated as of January 17, 2000 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

                  3. The Holder of this Debenture is entitled, at its option, to convert at any time commencing on the date hereof, the principal amount of this Debenture or any portion thereof, together with accrued but unpaid interest into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") equal to the lowest of (a) $3.00 (adjusted for any subsequent stock splits or the like), (b) the average of the closing bid prices on the Principal Market during the period of five consecutive Trading Days ending the day prior to the issuance date of the Debenture, or (c) 90% of the three lowest closing bid prices on the Principal Market during the fifteen consecutive Trading Days ending with the last Trading Day prior to the date of conversion. In no event shall the Conversion Price be less than two-thirds (66.67%) of the Conversion Price which would apply on the issuance date of this Debenture (the "Floor Price"), subject to adjustment for any subsequent stock split or the like.

                  4. The Company shall at all times prior to the conversion in full or payment in full of this Debenture reserve a sufficient number of shares of Common Stock to permit the Holder to convert the entire principal amount of this Debenture at the Floor Price.

                  5. The Company shall have the right to deliver to the Holder a written notice of the Company's intent to redeem the entire outstanding amount of this Debenture upon at least seven (7) Trading Days' prior written notice, at a price equal to 110% of the average of the closing bid prices of the Common Stock on the Principal Market for the five Trading Days prior to the redemption date specified in such notice multiplied by the number of shares which would otherwise be issuable upon conversion of the entire principal balance hereof on such redemption date, plus all accrued but unpaid interest. The Company shall make the redemption payment to the Holder within two (2) Trading Days of the redemption date set forth in the Company notice of redemption, or else the redemption notice shall be void, and the Company shall thereafter not have any further right to redeem this Debenture. The Holder shall have the right to convert this Debenture until the Trading Day prior to the Trading Day set for payment of the redemption price.

                  6. Notwithstanding anything to the contrary contained herein, unless the shareholders of the Company shall have approved such issuance in accordance with the requirements of the Principal Market, in the event that a conversion (when aggregated with all prior conversions of portions of this Debenture and all other Debentures and Warrants issued pursuant to the Purchase Agreement plus that number of shares of Common Stock which the Company contemplates issuing in the near future subject to the limitations set forth in Section 6.9(iii) of the Purchase Agreement) requires the Company to issue a number of shares of Common Stock which would exceed 19.9% of the number of shares of Common Stock issued and outstanding on the date of this Debenture, the Company shall issue only such number of shares of Common Stock as shall not exceed such limit and shall pay the Holder cash in the amount of the closing price on the Conversion Date for the number of shares of Common Stock in excess of such number of shares into which this Debenture (or the portion thereof then being converted) is then convertible at the Conversion Price. Any payments under this Paragraph 6 shall be made to an account designated in writing by the Holder to the Company when the Notice of Conversion is given. The rights of all holders of Convertible Debentures issued under the Purchase Agreement to convert their Convertible Debentures into shares of Common Stock shall be prorated among such holders based on their respective percentage holdings at the time of conversion of the aggregate outstanding amount of all Convertible Debentures in order to comply with the aforesaid overall limitation. Any conversion which is paid in cash under this Paragraph 6 shall be paid within five (5) Trading Days of the Conversion Date, or else the Company shall thereafter be unable to exercise its redemption rights under Paragraph 5 with respect to the outstanding Debentures.

                  7.  [intentionally omitted]

                  8. (a) Conversion shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash as set forth above or in Common Stock upon conversion at the closing bid price on the Conversion Date. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number
(858) 676-8345 Attn.: Mark Buckner. Certificates representing Common Stock upon conversion will be delivered to the Holder within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

                      (b) The Company understands that a delay in the issuance of shares of Common Stock upon a conversion beyond the four (4) Trading Day period described in Paragraph 8(a) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Trading Days Late" is defined as the number of Trading Days beyond four
(4) Trading Days from the date the Notice of Conversion is delivered to the Company).

------------------------------------------------------------ ---------------------------------------------------------
                   No. Trading Days Late                                      Late Payment for Each
                                                                            $5,000 of Principal Amount
                                                                                 Being Converted
------------------------------------------------------------ ---------------------------------------------------------
                             1                                                         $100
------------------------------------------------------------ ---------------------------------------------------------
                             2                                                         $200
------------------------------------------------------------ ---------------------------------------------------------
                             3                                                         $300
------------------------------------------------------------ ---------------------------------------------------------
                             4                                                         $400
------------------------------------------------------------ ---------------------------------------------------------
                             5                                                         $500
----------------------------------------------------------- ---------------------------------------------------------
                             6                                                         $600
------------------------------------------------------------ ---------------------------------------------------------
                             7                                                         $700
------------------------------------------------------------ ---------------------------------------------------------
                             8                                                         $800
------------------------------------------------------------ ---------------------------------------------------------
                             9                                                         $900
------------------------------------------------------------ ---------------------------------------------------------
                            10                                                        $1,000
------------------------------------------------------------ ---------------------------------------------------------
                       More than 10                                     $1,000 +$200 for each Trading Day
                                                                           Late beyond 10 Trading Days
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

                      The Company shall pay any payments incurred under this Paragraph 8(b) in immediately available funds upon demand. Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common Stock to the holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within four (4) Trading Days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

                      (c) If at any time (a) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Common Stock or otherwise dishonors or rejects any Notice of Conversion delivered in accordance with this Paragraph 8 or (b) any Company stockholder who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Holder obtains a judgment or any injunctive relief from any court or public or governmental authority which denies, enjoins, limits, modifies, delays or disputes the right of the holder hereof to effect the conversion of this Debenture into Common Stock, then the Holder shall have the right, by written notice, to require the Company to promptly redeem this Debenture for cash at a redemption price equal to one hundred thirty percent (130%) of the outstanding principal amount hereof and all accrued and unpaid interest hereon. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), subject in the case of clause (b) to the Company's right to control and assume the defense of any such action. In the absence of an injunction precluding the same, the Company shall issue shares upon a properly noticed conversion.

                      (d) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. Section 101 ET SEQ. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section. 362 in respect of the Holder's conversion privilege.

                  9. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

                  10. This Debenture is secured, PARI PASSU with all other holders of the Company's 7% Senior Secured Debentures, by a security interest in all assets of the Company and the Subsidiaries as set forth in a security agreement dated as of January 17, 2000 among the original holders of the Debentures, the Company and each Subsidiary.

                  11. Payment of this Debenture is subject to the provisions of those certain Intercreditor and Subordination Agreements between the original holders of the Debentures and Coast Business Credit and First National Bank of San Diego, respectively.

                  12. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company.

                  13. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  14. Any one of the following shall constitute an "Event of Default":

                  a. The Company or any Subsidiary shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three (3) days; or

                  b. Any of the representations or warranties made by the Company or any Subsidiary herein, in the Purchase Agreement, the Security Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company or any Subsidiary in connection with the execution and delivery of this Debenture or the Purchase Agreement or the Security Agreement shall be false or misleading in any material respect at the time made; or

                  c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

                  d. The Company or any Subsidiary shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Security Agreement, the Registration Rights Agreement or this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure (it being understood that if the Company cannot achieve or maintain the effectiveness of the Registration Statement but continues to use its best efforts to achieve such effectiveness and otherwise complies with the terms of the Registration Rights Agreement, its failure to achieve or maintain effectiveness of the Registration Statement shall not be deemed a breach for purposes of this subsection d., so long as the Company makes timely payment of the liquidated damages provided for in
                           Section 3 of the Registration Rights Agreement); or

                  e. The Company or any Subsidiary shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

                  f. A trustee, liquidator or receiver shall be appointed for the Company or any Subsidiary or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                  g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company or any Subsidiary and shall not be dismissed within sixty (60) days thereafter; or

                  h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any Subsidiary or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                  i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary, shall not be dismissed within sixty (60) days after such institution or the Company or any Subsidiary shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                  j. Any holder of Senior Debt or any holder of other indebtedness of the Company or any Subsidiary for borrowed money shall declare an Event of Default pursuant to the documents evidencing such indebtedness, or such other lender takes any other action to collect any part of such debt other than regularly scheduled payments of principal or interest; or

                  k. The Company shall have its Common Stock suspended or delisted from trading on a Principal Market for in excess of two (2) Trading Days;

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

                  15. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

                  16. In no event shall the Holder be permitted to convert this Debenture for shares of Common Stock in excess of the amount of this Debenture upon the conversion of which, (x) the number of shares of Common Stock owned by such Holder (other than shares of

Common Stock issuable upon conversion of this Debenture) plus (y) the number of shares of Common Stock issuable upon conversion of this Debenture, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon conversion of this Debenture held by such Holder after application of this Paragraph 16. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Paragraph 16 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether this Debenture is convertible (in relation to other securities owned by such holder) and of which portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert this Debenture into shares of Common Stock at such time as such conversion will not violate the provisions of this Paragraph 16. The provisions of this Paragraph 16 may be waived by the Holder of this Debenture upon not less than 75 days' prior notice to the Company, and the provisions of this Paragraph 16 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Paragraph 16 but otherwise in accordance with this Debenture shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable.

         IN WITNESS WHEREOF, the Company and the Subsidiaries have caused this instrument to be duly executed by their respective officers thereunto duly authorized.

Dated:   January 24, 2000


                                 Eco Soil Systems, Inc.


                                 By:
                                     ------------------------------------------
                                          Mark D. Buckner, Vice President



                                 Turf Partners, Inc.


                                 By:
                                     ------------------------------------------
                                          Mark D. Buckner, Vice President



                                 Agricultural Supply, Inc.


                                 By:
                                     ------------------------------------------
                                           Mark D. Buckner, Vice President



                                 Sistemas Y Equipos Agricolas, S.A. de C.V.


                                 By:
                                     ------------------------------------------
                                           Mark D. Buckner, Vice President



                                 Agricultural Supply de Mexico, S.A. de C.V.


                                 By:
                                     ------------------------------------------
                                           Mark D. Buckner, Vice President

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

         The undersigned hereby irrevocably elects to convert $______________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of ECO SOIL SYSTEMS, INC. (the "Company") according to the conditions hereof, as of the date written below.


Date of Conversion*
                    ----------------------------------------------------------


Applicable Conversion Price *
                              ------------------------------------------------


Accrued Interest
                 -------------------------------------------------------------


Signature
          --------------------------------------------------------------------
                                                [Name]

Address:
         ---------------------------------------------------------------------


         ---------------------------------------------------------------------

                                    SCHEDULE 1


                                                          Principal Amount
Name                                                        of Debentures
----                                                      ----------------
BH Capital Investments, L.P.                               $ 1,625,000.00

Excalibur Limited Partnership                              $ 1,625,000.00

Gundyco in trust for RSP 550-98866-19                      $   750,000.00

MB Capital Partners                                        $   500,000.00
